UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 2, 2007

ACTIVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3100 Ocean Park Boulevard, Santa
Monica, CA		90405
(Address of Principal Executive		(Zip Code)
Offices)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operation and Financial Condition.

On August 2, 2007, Activision, Inc. (the “Company”) issued a press release announcing financial results for the Company for the fiscal quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.  As previously announced, the Company hosted a conference call and Webcast in conjunction with that release.

Certain Information Not Filed.  The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s results of operations or financial condition or otherwise provided in response to Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

99.1                           Press Release dated August 2, 2007 (furnished in part and filed in part)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2007	ACTIVISION, INC.

	By:	/s/ Michael Griffith
Michael Griffith
Chief Executive Officer of Activision Publishing, Inc.
(Principal Executive Officer of Activision, Inc)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 2, 2007 (furnished in part and filed in part)